SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K





                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: October 27, 1999


                                 WatchOut! Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

Utah                                  0114244                  84-0959153
---------------                    --------------            -------------------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

            1900 N.W.Corp. Blvd. - Suite 400 E, Boca Raton, FL 33431
          ------------------------------------------------------------
                                  (New Address)


        Registrant's telephone number, including area code (954) 803-7480

Item 1.           Changes in Control of Registrant

                  None.

Item 2.           Acquisition or Disposition of Assets

         Innovative Cybersystems Corporation has terminated its plans to implement marketing through Registrant under a License to market connectivity to a high speed communications network in Nevada due to difficulties in negotiations over amended terms with the licensor.

         The Registrant, WatchOut! Inc., will seek other business opportunities none of which has been identified.

Item 3.           Bankruptcy or Receivership

                  None.

Item 4.           Changes in Registrant's Certifying Accountant

                  None.

Item 5.           Other Events

                  None.

Item 6.           Resignation and Appointment of Directors

                  None.

Item 7.           Financial Statements, Pro Forma Financials, & Exhibits

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 27, 1999                              WatchOut! Inc.


                                                         /s/ Kevin Waltzer
                                                     By:------------------------
                                                        Kevin Waltzer, President